Exhibit 99.1

Contact: J. Marc Lewis, Vice President-Investor Relations 305-406-1815 305-406-1886 fax marc.lewis@mastec.com	800 S. Douglas Road, 12th Floor Coral Gables, Florida 33144 Tel: 305-599-1800 Fax: 305-406-1960 www.mastec.com

For Immediate Release

MasTec Announces Second Quarter Results

•	Q2 Revenue of $1.07 Billion

•	Q2 Continuing Operations Adjusted EBITDA of $71 Million

•	Q2 Continuing Operations Adjusted Diluted EPS of $0.10

•	Issues Guidance for the remainder of 2015

Coral Gables, FL (August 17, 2015) — MasTec, Inc. (NYSE: MTZ) today announced 2015 second quarter financial results and updated its guidance for the balance of the year.

Second quarter 2015 revenue decreased 3.7% to $1.07 billion from $1.1 billion in the prior year quarter. The quarterly revenue change was primarily composed of revenue declines in the Electrical Transmission and Communications segments, partially offset by revenue increases in the Oil & Gas and Power Generation & Industrial segments. Second quarter 2015 net loss from continuing operations was $3.8 million, or $0.05 per diluted share, compared to net income from continuing operations of $33.7 million, or $0.39 per diluted share, for the second quarter of 2014. Second quarter 2015 results include approximately $0.14 per diluted share for non-operating and non-core charges not included in prior year results, composed primarily of WesTower acquisition integration costs, Audit Committee investigation related costs and the nonrecurring impact of an income tax law change in Alberta, Canada.

Second quarter 2015 adjusted net income from continuing operations, a non-GAAP measure, was $8.1 million compared to $36.4 million in 2014. Second quarter 2015 continuing operations adjusted diluted earnings per share, a non-GAAP measure, was $0.10, compared to $0.42 last year. Second quarter 2015 continuing operations adjusted EBITDA, also a non-GAAP measure, was $71.0 million compared to $108.4 million in 2014.

Adjusted net income from continuing operations, continuing operations adjusted diluted earnings per share and continuing operations adjusted EBITDA, non-GAAP measures, exclude, as applicable, WesTower acquisition integration costs, Audit Committee investigation related costs, losses in a non-controlled joint venture, the non-recurring impact of income tax law changes in Alberta, Canada, and non-cash stock-based compensation expense. Reconciliations of these and other non-GAAP measures to GAAP-reported measures are attached.

Jose R. Mas, MasTec’s Chief Executive Officer, commented, “In the second quarter our business was challenged by the adverse impact of rain and flooding across multiple segments, as well as significant disruptions within our Electrical Transmission segment. While we are not pleased with our current performance, we are very encouraged by the business outlook in multiple segments, especially in Oil & Gas, Wireless and Fiber network upgrades.”

George Pita, MasTec’s Executive Vice President and CFO, added, “We are pleased to resume a normal financial reporting schedule, and want to thank our dedicated staff who worked tirelessly during this difficult and disruptive period. The integrity of our corporate governance and financial reporting is of paramount importance to us and we are working to improve our control processes to correct the issues that gave rise to the previously reported interim period 2014 adjustments. While we are disappointed that these adjustments were necessary, we are very pleased that, as initially expected, they did not materially affect our full year 2014 results.”

The Company currently estimates fiscal year 2015 revenue of $4.2 to $4.3 billion. 2015 continuing operations adjusted EBITDA, a non-GAAP measure, is estimated at $325 to $340 million, with continuing operations adjusted diluted earnings per share, a non–GAAP measure, at $0.73 to $0.83.

For the third quarter of 2015, the Company expects revenue of $1.1 to $1.2 billion. Third quarter 2015 continuing operations adjusted EBITDA, a non-GAAP measure, is estimated between $100 to $108 million, with continuing operations adjusted diluted earnings per share, a non-GAAP measure, estimated between $0.31 to $0.37.

Reconciliations of these and other non-GAAP measures to GAAP-reported measures are attached.

Management will hold a conference call to discuss these results on Tuesday, August 18, 2015 at 9:00 a.m. Eastern time. The call-in number for the conference call is (913) 312-0416 and the replay number is (719) 457-0820, with a pass code of 3722826. The replay will be available for 30 days. Additionally, the call will be broadcast live over the Internet and can be accessed and replayed through the Investors section of the Company’s website at www.mastec.com.

Summary financial statements for the quarters are as follows:

Condensed Unaudited Consolidated Statements of Operations

(In thousands, except per share amounts)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2015	2014	2015	2014
		As Restated		As Restated

Revenue	$1,066,629	$1,107,232	$2,069,896	$2,065,050
Costs of revenue, excluding depreciation and amortization	945,947	950,715	1,832,361	1,792,040
Depreciation and amortization	43,254	36,755	85,852	70,249
General and administrative expenses	69,250	54,237	143,279	107,564
Interest expense, net	12,907	12,949	23,880	24,952
Other income, net	(2,353)	(1,923)	(2,360)	(4,007)

(Loss) income from continuing operations before income taxes	(2,376)	54,499	(13,116)	74,252
(Provision for) benefit from income taxes	(1,444)	(20,761)	2,908	(28,250)

Net (loss) income from continuing operations	$(3,820)	$33,738	$(10,208)	$46,002
Discontinued operations:
Net loss from discontinued operations	—	(149)	—	(272)

Net (loss) income	$(3,820)	$33,589	$(10,208)	$45,730

Net loss attributable to non-controlling interests	(120)	(136)	(245)	(91)

Net (loss) income attributable to MasTec, Inc.	$(3,700)	$33,725	$(9,963)	$45,821

Earnings per share:
Basic (loss) earnings per share:
Continuing operations	$(0.05)	$0.43	$(0.12)	$0.59
Discontinued operations	—	(0.00)	—	(0.00)

Total basic (loss) earnings per share	$(0.05)	$0.43	$(0.12)	$0.59

Basic weighted average common shares outstanding	79,830	78,269	81,106	77,810

Diluted (loss) earnings per share:
Continuing operations	$(0.05)	$0.39	$(0.12)	$0.53
Discontinued operations	—	(0.00)	—	(0.00)

Total diluted (loss) earnings per share	$(0.05)	$0.39	$(0.12)	$0.53

Diluted weighted average common shares outstanding	79,830	86,730	81,106	86,675

Condensed Unaudited Consolidated Balance Sheets

(In thousands)

	June 30,	December 31,
	2015	2014
Assets
Current assets	$1,354,265	$1,531,751
Property and equipment, net	614,826	623,118
Goodwill and other intangibles, net	1,303,186	1,332,839
Other long-term assets	84,626	76,272

Total assets	$3,356,903	$3,563,980

Liabilities and Equity
Current liabilities	$852,968	$980,848
Acquisition-related contingent consideration, net of current portion	87,075	103,515
Long-term debt	1,136,783	1,061,159
Long-term deferred tax liabilities, net	189,824	203,476
Other long-term liabilities	63,102	66,907
Equity	1,027,151	1,148,075

Total liabilities and equity	$3,356,903	$3,563,980

Condensed Unaudited Consolidated Statements of Cash Flows

(In thousands)

	For the Six Months Ended June 30,
	2015	2014
		As Restated

Net cash provided by operating activities	$165,853	$55,319
Net cash used in investing activities	(114,228)	(221,142)
Net cash (used in) provided by financing activities	(70,368)	159,167
Net effect of currency translation on cash	(561)	(347)

Net decrease in cash and cash equivalents	(19,304)	(7,003)

Cash and cash equivalents - beginning of period	$24,059	$22,927

Cash and cash equivalents - end of period	$4,755	$15,924

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
Segment Information	2015	2014	2015	2014
		As Restated		As Restated
Revenue by Reportable Segment
Communications	$468.9	$528.1	$938.8	$975.2
Oil and Gas	410.5	365.1	737.3	744.9
Electrical Transmission	78.2	116.8	194.3	190.7
Power Generation and Industrial	103.1	94.5	187.4	148.8
Other	6.9	3.7	13.5	6.5
Eliminations	(1.0)	(1.0)	(1.3)	(1.0)

Consolidated revenue	$1,066.6	$1,107.2	$2,069.9	$2,065.1

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2015	2014	2015	2014
		As Restated		As Restated
EBITDA by Reportable Segment – Continuing Operations
Communications (a)	$40.5	$57.8	$92.2	$101.3
Oil and Gas	41.3	36.3	62.9	70.9
Electrical Transmission	(21.4)	19.3	(23.9)	16.6
Power Generation and Industrial	8.0	3.9	(0.9)	4.5
Other (b)	(0.0)	0.3	(5.1)	0.6
Corporate (c)	(14.6)	(13.4)	(28.6)	(24.4)

EBITDA – continuing operations	$53.8	$104.2	$96.6	$169.5

Non-cash stock-based compensation expense	2.7	4.2	6.3	7.5
Acquisition integration costs	7.8	—	16.6	—
Audit Committee investigation related costs	6.7	—	9.7	—
Losses on non-controlled joint venture	—	—	5.5	—

Adjusted EBITDA – continuing operations	$71.0	$108.4	$134.7	$176.9

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2015	2014	2015	2014
		As Restated		As Restated
EBITDA Margin by Reportable Segment – Continuing Operations
Communications (a)	8.6%	10.9%	9.8%	10.4%
Oil and Gas	10.1%	9.9%	8.5%	9.5%
Electrical Transmission	(27.4)%	16.5%	(12.3)%	8.7%
Power Generation and Industrial	7.8%	4.1%	(0.5)%	3.0%
Other (b)	(0.2)%	10.9%	(38.2)%	8.7%
Corporate	NA	NA	NA	NA

EBITDA margin – continuing operations	5.0%	9.4%	4.7%	8.2%

Non-cash stock-based compensation expense	0.3%	0.4%	0.3%	0.4%
Acquisition integration costs	0.7%	—	0.8%	—
Audit Committee investigation related costs	0.6%	—	0.5%	—
Losses on non-controlled joint venture	—	—	0.3%	—

Adjusted EBITDA margin – continuing operations	6.7%	9.8%	6.5%	8.6%

(a)	Included in EBITDA for the Communications segment for the three and six months ended June 30, 2015 is the impact of acquisition integration costs related to WesTower of $7.8 million and $16.6 million, respectively.
(b)	Included in EBITDA for the Other segment for the three and six months ended June 30, 2015 is the impact of losses on a non-controlled joint venture of $0.0 million and $5.5 million, respectively.
(c)	Included in EBITDA for the Corporate segment for the three and six months ended June 30, 2015 is the impact of Audit Committee investigation costs of $6.7 million and $9.7 million, respectively. Non-cash stock-based compensation is also included in the Corporate segment for the three and six months ended June 30, 2015 and June 30, 2014.

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	For the Three Months Ended		For the Six Months Ended
	March 31, 2015	June 30, 2015	June 30, 2015
EBITDA and Adjusted EBITDA Reconciliation – Continuing Operations
Net loss from continuing operations	$(6.4)	$(3.8)	$(10.2)
Interest expense, net	11.0	12.9	23.9
(Benefit from) provision for income taxes	(4.4)	1.4	(2.9)
Depreciation and amortization	42.6	43.3	85.9

EBITDA - continuing operations	$42.8	$53.8	$96.6
Non-cash stock-based compensation expense	3.6	2.7	6.3
Acquisition integration costs	8.8	7.8	16.6
Audit Committee investigation related costs	3.0	6.7	9.7
Losses on non-controlled joint venture	5.5	—	5.5

Adjusted EBITDA - continuing operations	$63.8	$71.0	$134.7

EBITDA and Adjusted EBITDA Margin Reconciliation – Continuing Operations
Net loss from continuing operations	(0.6)%	(0.4)%	(0.5)%
Interest expense, net	1.1%	1.2%	1.2%
(Benefit from) provision for income taxes	(0.4)%	0.1%	(0.1)%
Depreciation and amortization	4.2%	4.1%	4.1%

EBITDA margin - continuing operations	4.3%	5.0%	4.7%
Non-cash stock-based compensation expense	0.4%	0.3%	0.3%
Acquisition integration costs	0.9%	0.7%	0.8%
Audit Committee investigation related costs	0.3%	0.6%	0.5%
Losses on non-controlled joint venture	0.5%	—	0.3%

Adjusted EBITDA margin - continuing operations	6.4%	6.7%	6.5%

	For the Three Months Ended		For the Six Months Ended
	March 31, 2014	June 30, 2014	June 30, 2014
	As Restated	As Restated	As Restated
EBITDA and Adjusted EBITDA Reconciliation – Continuing Operations
Net income from continuing operations	$12.3	$33.7	$46.0
Interest expense, net	12.0	12.9	25.0
Provision for income taxes	7.5	20.8	28.3
Depreciation and amortization	33.5	36.8	70.2

EBITDA - continuing operations	$65.3	$104.2	$169.5
Non-cash stock-based compensation expense	3.3	4.2	7.5

Adjusted EBITDA - continuing operations	$68.5	$108.4	$176.9

EBITDA and Adjusted EBITDA Margin Reconciliation – Continuing Operations
Net income from continuing operations	1.3%	3.0%	2.2%
Interest expense, net	1.3%	1.2%	1.2%
Provision for income taxes	0.8%	1.9%	1.4%
Depreciation and amortization	3.5%	3.3%	3.4%

EBITDA margin - continuing operations	6.8%	9.4%	8.2%
Non-cash stock-based compensation expense	0.3%	0.4%	0.4%

Adjusted EBITDA margin - continuing operations	7.2%	9.8%	8.6%

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	For the Three Months Ended		For the Six Months Ended
	March 31, 2015	June 30, 2015	June 30, 2015
Adjusted Net Income Reconciliation
Net loss from continuing operations	$(6.4)	$(3.8)	$(10.2)
Non-cash stock-based compensation expense, net of tax	2.1	1.4	3.5
Acquisition integration costs, net of tax	5.3	4.0	9.2
Audit Committee investigation related costs, net of tax	1.8	4.0	5.8
Losses on non-controlled joint venture, net of tax	3.3	(0.2)	3.1
Impact of Alberta tax law change	—	2.8	2.8

Adjusted net income from continuing operations	$6.1	$8.1	$14.2
Loss from discontinued operations, net of tax	(0.0)	(0.0)	(0.0)

Adjusted net income	$6.1	$8.1	$14.2

	For the Three Months Ended		For the Six Months Ended
	March 31, 2015	June 30, 2015	June 30, 2015
Adjusted Diluted EPS Reconciliation (a)
Diluted loss per share – continuing operations	$(0.08)	$(0.05)	$(0.12)
Non-cash stock-based compensation expense, net of tax	0.03	0.02	0.04
Acquisition integration costs, net of tax	0.06	0.05	0.11
Audit Committee investigation related costs, net of tax	0.02	0.05	0.07
Losses on non-controlled joint venture, net of tax	0.04	(0.00)	0.04
Impact of Alberta tax law change	—	0.04	0.03

Adjusted diluted earnings per share - continuing operations	$0.07	$0.10	$0.18
Diluted loss per share – discontinued operations	(0.00)	—	—

Adjusted diluted earnings per share	$0.07	$0.10	$0.18

	For the Three Months Ended		For the Six Months Ended
	March 31, 2014	June 30, 2014	June 30, 2014
	As Restated	As Restated	As Restated
Adjusted Net Income Reconciliation
Net income from continuing operations	$12.3	$33.7	$46.0
Non-cash stock-based compensation expense, net of tax	2.0	2.6	4.6

Adjusted net income from continuing operations	$14.3	$36.4	$50.6
Loss from discontinued operations, net of tax	(0.1)	(0.1)	(0.3)

Adjusted net income	$14.2	$36.2	$50.4

	For the Three Months Ended		For the Six Months Ended
	March 31, 2014	June 30, 2014	June 30, 2014
	As Restated	As Restated	As Restated
Adjusted Diluted EPS Reconciliation
Diluted earnings per share – continuing operations	$0.14	$0.39	$0.53
Non-cash stock-based compensation expense, net of tax	0.02	0.03	0.05

Adjusted diluted earnings per share - continuing operations	$0.17	$0.42	$0.59
Diluted (loss) earnings per share – discontinued operations	(0.00)	0.00	0.00

Adjusted diluted earnings per share	$0.16	$0.42	$0.58

(a)	For the three months ended March 31, 2015, and for the three and six months ended June 30, 2015, because the reported loss from continuing operations is income on an adjusted basis, we included an additional 0.5 million weighted average shares to calculate adjusted diluted earnings per share.

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	Guidance for the Three Months Ended September 30,	For the Three Months Ended September 30,
	2015 Est.	2014
		As Restated
EBITDA and Adjusted EBITDA Reconciliation - Continuing Operations
Net income from continuing operations	$21 - 25	$49.4
Interest expense, net	13	12.6
Provision for income taxes	17 - 20	30.3
Depreciation and amortization	42	41.7

EBITDA - continuing operations	$93 – 101	$134.2
Non-cash stock-based compensation expense	3	4.1
Audit Committee investigation related costs	4	—

Adjusted EBITDA - continuing operations	$100 - 108	$138.3

EBITDA and Adjusted EBITDA Margin Reconciliation - Continuing Operations
Net income from continuing operations	1.9% - 2.1%	3.8%
Interest expense, net	1.1% - 1.2%	1.0%
Provision for income taxes	1.5% - 1.7%	2.3%
Depreciation and amortization	3.5% - 3.8%	3.2%

EBITDA margin - continuing operations	8.4%	10.2%
Non-cash stock-based compensation expense	0.3%	0.3%
Audit Committee investigation related costs	0.3% - 0.4%	—

Adjusted EBITDA margin - continuing operations	9.0% - 9.1%	10.5%

	Guidance for the Three Months Ended September 30,	For the Three Months Ended September 30,
	2015 Est.	2014
		As Restated
Adjusted Net Income from Continuing Operations and Adjusted Diluted EPS – Continuing Operations Reconciliation
Adjusted Net Income from Continuing Operations Reconciliation
Net income from continuing operations	$21 – 25	$49.4
Non-cash stock-based compensation expense, net of tax	2	2.5
Audit Committee investigation related costs, net of tax	2	—

Adjusted net income from continuing operations	$25 – 29	$52.0

	Guidance for the Three Months Ended September 30,	For the Three Months Ended September 30,
	2015 Est.	2014
		As Restated
Adjusted Diluted EPS Reconciliation - Continuing Operations
Diluted earnings per share – continuing operations	$0.26 – 0.32	$0.57
Non-cash stock-based compensation expense, net of tax	0.02	0.03
Audit Committee investigation related costs, net of tax	0.03	—

Adjusted diluted earnings per share - continuing operations	$0.31 – 0.37	$0.60

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	Guidance for the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,
	2015 Est.	2014	2013
EBITDA and Adjusted EBITDA Reconciliation - Continuing Operations
Net income from continuing operations	$28 - 36	$122.0	$147.7
Interest expense, net	50	50.8	46.4
Provision for income taxes	28 - 34	76.4	92.5
Depreciation and amortization	170	154.5	140.9

EBITDA - continuing operations	$276 – 291	$403.7	$427.6
Non-cash stock-based compensation expense	13	15.9	12.9
Acquisition integration costs	17	5.3	—
Audit Committee investigation related costs	15	—	—
Losses on non-controlled joint venture	6	—	—
Loss on extinguishment of debt	—	—	5.6
Sintel legal settlement charge	—	—	2.8

Adjusted EBITDA - continuing operations	$325 - 340	$424.9	$448.9

EBITDA and Adjusted EBITDA Margin Reconciliation - Continuing Operations
Net income from continuing operations	0.7% – 0.8%	2.6%	3.4%
Interest expense, net	1.2%	1.1%	1.1%
Provision for income taxes	0.7% - 0.8%	1.7%	2.1%
Depreciation and amortization	4.0% - 4.1%	3.3%	3.3%

EBITDA margin - continuing operations	6.6% – 6.8%	8.8%	9.9%
Non-cash stock-based compensation expense	0.3%	0.3%	0.3%
Acquisition integration costs	0.4%	0.1%	—
Audit Committee investigation related costs	0.3%	—	—
Losses on non-controlled joint venture	0.1%	—	—
Loss on extinguishment of debt	—	—	0.1%
Sintel legal settlement charge	—	—	0.1%

Adjusted EBITDA margin - continuing operations	7.7% - 7.9%	9.2%	10.4%

	Guidance for the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,
	2015 Est.	2014	2013
Adjusted Net Income from Continuing Operations and Adjusted Diluted EPS - Continuing Operations Reconciliations
Adjusted Net Income from Continuing Operations Reconciliation
Net income from continuing operations	$28 – 36	$122.0	$147.7
Non-cash stock-based compensation expense, net of tax	7	9.8	8.0
Acquisition integration costs, net of tax	9	3.2	—
Audit Committee investigation related costs, net of tax	9	—	—
Losses on non-controlled joint venture, net of tax	3	—	—
Loss on extinguishment of debt, net of tax	—	—	3.5
Sintel legal settlement charge, net of tax	—	—	1.7
Impact of Alberta tax law change, net of tax	3	—	—

Adjusted net income from continuing operations	$59 - 67	$135.0	$160.8

	Guidance for the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,
	2015 Est.	2014	2013
Adjusted Diluted EPS Reconciliation - Continuing Operations
Diluted earnings per share - continuing operations	$0.35 – 0.45	$1.42	$1.74
Non-cash stock-based compensation expense, net of tax	0.09	0.11	0.09
Acquisition integration costs, net of tax	0.11	0.04	—
Audit Committee investigation related costs, net of tax	0.11	—	—
Losses on non-controlled joint venture, net of tax	0.04	—	—
Loss on extinguishment of debt, net of tax	—	—	0.04
Sintel legal settlement charge, net of tax	—	—	0.02
Impact of Alberta tax law change, net of tax	0.03	—	—

Adjusted diluted earnings per share - continuing operations	$0.73 – 0.83	$1.57	$1.90

Tables may contain differences due to rounding.

MasTec, Inc. is a leading infrastructure construction company operating mainly throughout North America across a range of industries. The Company’s primary activities include the engineering, building, installation, maintenance and upgrade of energy, utility and communications infrastructure, such as: electrical utility transmission and distribution; natural gas and petroleum pipeline infrastructure; wireless, wireline and satellite communications; power generation, including renewable energy infrastructure; and industrial infrastructure. MasTec’s customers are primarily in these industries. The Company’s corporate website is located at www.mastec.com. The Company’s website should be considered as a recognized channel of distribution, and the Company may periodically post important, or supplemental, information regarding contracts, awards or other related news on the Presentations/Webcasts page in the Investors section therein. Jose Mas, CEO of MasTec, has led the Company since April of 2007.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s current expectations and are subject to a number of risks, uncertainties, and assumptions, including the effect of economic conditions on demand for our services, trends in oil, natural gas, electricity and other energy source prices; reduced capital expenditures by our customers, reduced financing availability, customer consolidation and technological and regulatory changes in the industries we serve; market conditions, technological developments and regulatory changes that affect us or our customers’ industries; our ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects, and performance on such projects; customer disputes related to our performance of services; disputes with, or failures of, our subcontractors to deliver agreed-upon supplies or services in a timely fashion; any material changes in estimates for legal costs or case settlements or adverse determinations on any claim, lawsuit or proceeding; our ability to replace non-recurring projects with new projects; the timing and extent of fluctuations in geographic, weather, equipment and operational factors affecting the industries in which we operate; our ability to attract and retain qualified personnel, key management and skilled employees, including from acquired businesses, and our ability to enforce any noncompetition agreements, integrate acquired businesses within expected timeframes and achieve the revenue, cost savings and earnings levels from such acquisitions at or above the levels projected; any exposure related to divested businesses; any exposure resulting from system or information technology interruptions or data security breaches; the impact of U.S. federal, local or state tax legislation and other regulations affecting renewable energy, electricity prices, electrical transmission, oil and gas production, broadband and related projects and expenditures; the effect of state and federal regulatory initiatives, including costs of compliance with existing and future environmental requirements; increases in fuel, maintenance, materials, labor and other costs; fluctuations in foreign currencies; risks associated with operating in international markets, which could restrict our ability to expand globally and harm our business and prospects or any failure to comply with laws applicable to our foreign activities; the highly competitive nature of our industry; our dependence on a limited number of customers; the ability of our customers, including our largest customers, to terminate or reduce the amount of work, or in some cases, the prices paid for services on short or no notice under our contracts; the impact of any unionized workforce on our operations, including labor availability and relations; liabilities associated with multi-employer pension plans, including underfunding and withdrawal liabilities, for our operations that employ unionized workers; the adequacy of our insurance, legal and other reserves and allowances for doubtful accounts; restrictions imposed by our credit facility, senior notes, and any future loans or securities; our ability to obtain performance and surety bonds; the outcome of our plans for future operations, growth and services, including business development efforts, backlog, acquisitions and dispositions; any dilution or stock price volatility that shareholders may experience in connection with shares we may issue as consideration for earn-out obligations or as purchase consideration in connection with past or future acquisitions, or other stock issuances; as well as other risks detailed in our filings with the Securities and Exchange Commission. Actual results may differ significantly from results expressed or implied in these statements. Other risks include uncertainties related to the previously disclosed Audit Committee’s independent investigation, including, without limitation: the time needed to complete the investigation; whether the Audit Committee’s investigation will lead to the discovery of additional accounting errors, whether the investigation will discover any additional material weakness in internal control over financial reporting or discover other adverse facts; unanticipated material issues that could delay the completion of the investigation or cause additional delays in the release and filing of the Company’s financial results and periodic financial reports; and possible regulatory action or private party litigation. We do not undertake any obligation to update forward-looking statements.